Borrowings - Schedule of Term Loan (Details) - Term loan $ in Millions, $ in Millions	Apr. 03, 2022 CAD ($)	Apr. 03, 2022 USD ($)	Mar. 28, 2021 CAD ($)	Mar. 28, 2021 USD ($)	Oct. 07, 2020 USD ($)	Oct. 06, 2020 USD ($)
Disclosure of detailed information about borrowings [line items]
Term loan	$ 370.8	$ 296.3	$ 377.3	$ 300.0
Unamortized portion of deferred transaction costs	(0.8)		(5.8)
Original issue discount	0.0		(3.7)
Total borrowings	$ 370.0		$ 367.8		$ 300.0	$ 113.8